Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras alternative mutual funds trust

Supplement
December 15, 2015

to the

Hatteras Market Neutral Fund
Prospectus and Statement of Additional Information (“SAI”)
dated June 30, 2015, as previously supplemented

Hatteras Disciplined Opportunity Fund
Prospectus and SAI
dated July 10, 2015, as previously supplemented

Class A | Class C | Class H | Institutional Class

 (collectively, the “Funds”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH EACH PROSPECTUS AND SAI.

1. On December 10, 2015, Raleigh Acquisition, LLC (the “Purchaser”), a newly formed Delaware limited liability company managed by the same persons who currently manage Hatteras Funds, LLC (“Hatteras”), entered into a membership interest purchase agreement (the “Purchase Agreement”) with RCS Capital Corporation (“RCS”) and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS (“RCS Holdings” and together with RCS, the “Seller”) and Hatteras, a wholly-owned subsidiary of the Seller.  Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the “Purchase”).

The Purchase Agreement is subject to various conditions.  When consummated, the Purchase will result in a change in control of Hatteras and, therefore, constitute an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of the existing investment advisory agreement between Hatteras and the Funds.  An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  Additionally, the termination of the investment advisory agreement between Hatteras and the Funds will automatically terminate the investment sub-advisory agreement between Hatteras and Acertus Capital Management, LLC with respect to the Hatteras Disciplined Opportunity Fund. Consequently, a special meeting of the shareholders of the Funds will be held to vote on a new investment advisory agreement and for shareholders of the Hatteras Disciplined Opportunity Fund to vote on a new investment sub-advisory agreement.  Additional details will be contained in a proxy statement to be mailed to each of the Fund’s shareholders in advance of the Funds’ special meeting.  The Purchase is expected to be consummated in the first quarter of 2016.

2. Effective December 9, 2015, Peter M. Budko no longer serves as a Trustee of the Hatteras Alternative Mutual Funds Trust. All references to Mr. Budko in each SAI should be disregarded in their entirety.

Please retain this Supplement with your Prospectus and SAI for future reference.